Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2022
Premises and Equipment
Summary of premises and equipment
(Dollars in thousands)
	2022	2021

Land	$3,851	3,857
Buildings and improvements	18,371	18,359
Furniture and equipment	26,156	25,420
Construction in process	3,028	-

Total premises and equipment	51,406	47,636

Less accumulated depreciation	(33,201)	(31,532)

Total net premises and equipment	$18,205	16,104